UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2020

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon 97210-1818
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market
Series A Junior Participating Preferred Stock Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2020, Schmitt Industries, Inc. (the “Company”) issued a press release entitled “Schmitt Announces First Quarter 2021 Operating Results” and a press release entitled “Use of Non-GAAP Financial Measures.” Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this report.

The information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has appointed Lillian Tung as a director on the Company’s Board of Directors (the “Board”), effective as of October 27, 2020. A copy of the press release that includes the announcement of Ms. Tung’s appointment is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Ms. Tung, age 37, is the co-founder of Fur and has more than a decade of experience in marketing and entrepreneurship. Prior to starting Fur, Ms. Tung worked at L’Oréal USA on the Maybelline Global Marketing team from 2011 to 2015. Prior to L’Oréal, Ms. Tung served in the Consumer Marketing division of Time Inc. from 2007 – 2008, and as an analyst for JPMorgan Chase Inc. in the Financial Sponsors Group from 2005 to 2007. She currently serves on the board of the Horace Mann School Alumni Council. Ms. Tung has an MBA with a concentration in Management and Marketing from Columbia Business School (2011) and a bachelor’s degree in East Asian Languages and Civilizations from Harvard University (2005) where she was on the dean’s list for three years.

Ms. Tung’s broad business experience across marketing channels with a strong emphasis on digital acquisition, brand development, and consumer engagement qualifies her to serve on our Board.

During the last two years, there have been no transactions or proposed transactions by the Company in which Ms. Tung has had or is to have a direct or indirect material interest, and there are no family relationships between Ms. Tung and any of the Company’s other executive officers or directors.

Special Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements in this Form 8-K. In addition, please refer to the risk factors contained in our periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended May 31, 2020, available at www.sec.gov, under the caption Risk Factors and elsewhere. We do not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Schmitt Industries, Inc., issued on October 30, 2020, entitled “Schmitt Announces First Quarter 2021 Operating Results.”

99.2	Use of Non-GAAP Financial Measures

99.3	Press Release of Schmitt Industries, Inc., issued on October 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

October 30, 2020	By:	/s/ Jamie Schmidt
Name: Jamie Schmidt
Title: Chief Financial Officer and Treasurer